Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in Registration Statement No. 333-70745 on Form S-8 of Oneida Savings Bank of our report dated June 13, 2006, appearing in this Annual Report on Form 11-K of Oneida Savings Bank 401(k) Savings Plan for the year ended December 31, 2005.



                                                /s/ Crowe Chizek and Company LLC
                                                --------------------------------
                                                    Crowe Chizek and Company LLC

Columbus, Ohio
June 28, 2006